UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

FILED BY THE REGISTRANT /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

Check the appropriate box:

/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ZIM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ZIM CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held September 30, 2009

To our Shareholders:

The Annual Meeting of Shareholders of ZIM Corporation (ZIM or the Company) will be held at the offices of ZIM at 150 Isabella Street, Suite 150, Ottawa, Ontario, Canada on Thursday, September 30, 2009, beginning at 4:30 p.m. At the meeting, you will be asked to vote on the following matters:

1.	To ratify the appointment of Raymond Chabot Grant Thornton LLP as the Company’s registered public accounting firm; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on August 21, 2009, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and the Company’s management proxy circular are being mailed to shareholders on or about August 30, 2009. You may examine a list of the shareholders of record as of the close of business on August 21, 2009 for any purpose germane to the meeting subsequent to September 11, 2009 at the offices of the Company.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please vote and mail the enclosed proxy card so that your vote will be counted if you later decide to not attend the meeting. Whether or not you expect to attend, shareholders are requested to sign, date and return the enclosed proxy in the envelope provided.  Properly executed forms of proxy must be deposited with the Company at 150 Isabella Street, Suite 150, Ottawa, Ontario, KlS 1V7 Attention: Valerie Lafleur, no later than the close of business on the last business day preceding the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael Cowpland

Michael Cowpland
President and Chief Executive Officer

Dated:	Ottawa, Ontario, Canada
August 21, 2009

ZIM CORPORATION

MANAGEMENT PROXY CIRCULAR

GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This Management Proxy Circular is furnished to the holders of the common shares (Common Shares), of ZIM Corporation, a Canadian corporation (“ZIM” or the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors and the Management of the Company for use at the Annual Meeting of Shareholders to be held on September 30, 2009 at 4:30 p.m. (local Ottawa time), at ZIM’s Headquarters at 150 Isabella Street, Suite 150, Ottawa, Ontario, KlS 1V7, and at any adjournment thereof.  The Board of Directors is soliciting votes FOR ratification of the appointment of the firm of Raymond Chabot Grant Thornton LLP as the Company’s independent auditors.  At present, the Board of Directors knows of no other business that will come before the meeting.

The Notice of Annual Meeting, this Management Proxy Circular and the accompanying Form of Proxy will be mailed to shareholders on or about August 30, 2009. The Board of Directors is making this solicitation of proxies, and the Company will bear the cost of the solicitation. The original solicitation of proxies by mail may be supplemented by solicitations in person, by telephone or by electronic communication by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held by such persons, and upon request the Company will reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

INFORMATION ABOUT VOTING

Q:  WHY AM I RECEIVING THESE MATERIALS?

A:  The Board of Directors is providing these proxy materials for you in connection with the Company’s Annual Meeting of Shareholders, which will take place on September 30, 2009. As a shareholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this management proxy circular.

Q:  WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A:  There is one item of business scheduled to be voted on at the Annual Meeting: the ratification of the Company’s independent auditors. We will also consider other business that properly comes before the Annual Meeting.

Q:  HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A:  The Board of Directors recommends that you vote your shares “FOR” the ratification of independent auditors.

Q:  WHAT SHARES CAN I VOTE?

A:  You may vote all shares owned by you as of the close of business on August 21, 2009, the Record Date. These shares include: (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker or other nominee such as a bank.

Q:  WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:  Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. However, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Chairman of the Board of Directors or to vote in person at the meeting. The Board of Directors has enclosed a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction form. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:  HOW CAN I ATTEND THE ANNUAL MEETING?

A:  You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on August 21, 2009, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as an account statement, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 4:30 p.m. (local Ottawa time). Check-in will begin at 4:00 p.m., and you should allow ample time for the check-in procedures.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A:  Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held in street name may be voted in person only if you obtain a “legal proxy” from the broker or nominee that holds your shares giving you the right to vote the shares.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:  Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are to be voted without attending the meeting.   Record holders of Common Shares may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. The Company’s shareholders who hold shares in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers or nominees and mailing them in the accompanying pre-addressed envelopes.

Q:  CAN I CHANGE MY VOTE?

A:  You may change your vote at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a “legal proxy” from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Dr. Michael Cowpland, President and Chief Executive Officer, 150 Isabella Street, Suite 150, Ottawa, Ontario, KlS 1V7.

Q:  WHO CAN ANSWER MY QUESTIONS?

A:  If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Valerie Lafleur at ZIM’s Headquarters, 150 Isabella Street, Suite 150, Ottawa, Ontario, KlS 1V7 or at (613) 727-1397, extension 182.

A copy of our Annual Report on Form 20-F for the year ended March 31, 2009 was included with this proxy statement. If you need additional copies of this management proxy circular, the voting materials or the Annual Report, you should contact Valerie Lafleur as described above.

Q:  HOW ARE VOTES COUNTED?

A:  You may vote “FOR” the resolution to ratify the independent auditors or your vote may be “WITHHELD”.  If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors (“FOR” the resolution).  If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:  WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A:  Applicable law requires a quorum to conduct business at the meeting.  The presence, either in person or by proxy, of the holders of a majority of the Company’s Common Shares outstanding on August 21, 2009 constitutes a quorum.

Q:  HOW MANY SHARES ARE OUTSTANDING AND ENTITLED TO VOTE?

A:  115,460,867 Common Shares were issued and outstanding on the Record Date.  Holders of record of outstanding Common Shares at the close of business on the Record Date are entitled to vote at the Annual Meeting.  Each holder is entitled to one vote in respect of each Common Share held.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A:  The proposal requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Accordingly, if you do not return your signed proxy card or voting instruction form, you will not be able to affect the vote.

Q:  WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:  You may receive more than one set of voting materials, including multiple copies of this management proxy circular and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:  WHY DO SOME SHAREHOLDERS SHARING THE SAME SURNAME AND ADDRESS RECEIVE ONLY ONE SET OF VOTING MATERIALS?

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions are receiving only one copy of our management proxy circular. This practice is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you would like to have additional copies of our management proxy circular mailed to you, or if you would like to receive separate copies of future mailings, or if you would like to receive a single copy instead of multiple copies of future mailings, please submit your request to the address or phone number that appears on your voting instruction form.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:  We intend to announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 6-K for the fiscal quarter ending September 30, 2009, which we anticipate filing by November 20, 2009.

Q:  WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:  Other than the item of business described in this management proxy circular, we are not aware of any other business to be acted upon at the Annual Meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Cowpland, the Company’s President and Chief Executive Officer, and Jim Stechyson, the Chairman of the Company’s Board of Directors, or their substitutes, will have the discretion to vote your shares on any additional matter properly presented for a vote at the meeting.

Q:  WHO WILL COUNT THE VOTES?

A:  An inspector or inspectors of election will tabulate the votes.  We expect that the inspector of election will be John Chapman, the Chief Financial Officer of ZIM.

Q:  IS MY VOTE CONFIDENTIAL?

A:  Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A:  The Board of Directors is making this solicitation, and the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:  MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF SHAREHOLDERS?

A:  You may submit proposals for consideration at future shareholder meetings. If you wish to make a proposal for consideration at our 2010 annual meeting of shareholders, the written proposal must be received by the corporate secretary of the Company no later than June 18, 2010. However, in order for a shareholder proposal to be considered for inclusion in the Company’s management proxy circular statement for next year’s annual shareholders’ meeting, the written proposal must be received by the corporate secretary of the Company no later than April 23, 2010. Such proposals also will need to comply with the provisions of the Canada Business Corporations Act and Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in corporation-sponsored proxy materials.

In order to curtail controversy as to the date on which ZIM receives a proposal, you should submit your proposal by Certified Mail-Return Receipt Requested.

Q:  WILL A REPRESENTATIVE FROM THE AUDITORS AND LEGAL COUNSEL BE IN ATTENDANCE AT THE ANNUAL MEETING?

A:  The Company expects that the Company’s registered public accounting firm will be represented by Paul Sibue from Raymond Chabot Grant Thornton LLP. In addition, the Company expects that Michael Dunleavy from our Canadian legal counsel, LaBarge Weinstein Professional Corporation, will also be available.

PROPOSAL TO BE VOTED ON

RATIFICATION OF THE APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

Raymond Chabot Grant Thornton LLP (“RCGT”) was first appointed as the Company’s registered public accounting firm with respect to the audit of the Company’s financial statements for the year ended May 31, 2003, and has audited the Company’s financial statements since that time. The Audit Committee of our Board of Directors believes that RCGT is well qualified to continue and has recommended its reappointment as the Company’s registered public accounting firm for the year ended March 31, 2010.

Audit Fees and All Other Fees

During the most recent two fiscal years, we incurred audit, audit related, tax and other fees with RCGT as follows:

	Year ended March 31, 2009	Year ended March 31, 2008
Audit fees	84,597	131,515
Audit-related fees(1)	0	0
Tax fees(2)	9,264	9,742
All other fees	0	0
Total	93,861	141,257

(1) Consisting principally of fees for services related to SEC regulatory filings.
(2) Consisting principally of fees related to tax compliance, tax planning and tax advice services, including preparation and review of tax returns, assistance with tax audits and refund claims.

Pursuant to the Sarbanes-Oxley Act of 2002, in October 2003 the Audit Committee established ZIM Corporation’s Audit Committee Pre-Approval Policy whereby the Committee is required to pre-approve the audit fees, and the provision of certain tax and other non-audit related services by RCGT, after RCGT provides a description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Company of RCGT for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by RCGT of the above-mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of RCGT.  The members of the Audit Committee are Donald Gibbs (Chair) and Steve Houck..

The Company anticipates that representatives of RCGT will attend the Annual Meeting for the purpose of responding to appropriate questions, and they will be afforded an opportunity to make a statement if they so desire.

The proposal to reappoint RCGT as the Company’s registered public accounting firm must be passed by at least a majority of the votes cast by the holders of Common Shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RAYMOND CHABOT GRANT THORNTON LLP AS THE COMPANY’S AUDITORS FOR THE 2009 FISCAL YEAR.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The annual premium payable by the Company in respect of such insurance is $24,055 and the total amount of insurance purchased for the directors and officers as a group is approximately $1,000,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 6, 2009, the Common Shares owned by each person owning more than 5% of the Common Shares, each executive officer and director and all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after August 6, 2009 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the 115,460,867 Common Shares outstanding as of August 6, 2009.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

Name	Address	Title	Number		Percentage

Michael Cowpland	234 Perley Court, Ottawa, Ontario	President and CEO	74,675,041	(1)	59.5%

James Stechyson	5597 Goddard Street Monotick, Ontario	Director	17,940,000	(2)	14.6%

Advanced Telecom Services	996 Bold Eagle School Road, Suite 1105, Wayne, PA	N/A	10,000,000	(3)	8.7%

John Chapman (CHAPMAN CFO Resources Inc.)	30 Holitzner Way Ottawa, Ontario	Chief Financial Officer	3,900,940	(4)	3.3%

Steven Houck	401 Hillview Avenue, Palo Alto, CA 94304	Director	510,000	(5)	0.4%

Donald Gibbs	795 Route 70 East Suite E320 Marlton, New Jersey 08053	Director	510,000	(6)	0.4%

All directors and executive officers as a group (5 persons) hold 97,535,981 common shares, which totals 70.7% of ownership.

Applicable percentage of ownership is based upon 115,460,867 shares of common stock outstanding as of August 6, 2009, together with applicable options for such shareholder or group. Shares of common stock subject to options currently exercisable or exercisable within 60 days of August 6, 2009 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(1)
The beneficial ownership of Michael Cowpland consists of 51,357,468 common shares owned directly by Dr. Cowpland and 10,005,050 common shares under options, which are currently exercisable or are exercisable within 60 days of August 6, 2009.  In addition, Dr. Cowpland’s ownership includes 4,518,728 common shares owned by Dr. Cowpland's spouse and 8,793,795 common shares owned by a company controlled by Dr. Cowpland's spouse. Dr. Cowpland disclaims beneficial ownership of the shares held by his wife, his son and the company controlled by his wife.

(2)
The beneficial ownership of James Stechyson consists of 10,450,000 common shares. 450,000 are owned directly by Mr. Stechyson and 10,000,000 are owned by Trigen Holdings Incorporated, a company controlled by Mr. Stechyson. 7,490,000 common shares, which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 6, 2009.

(3)	The beneficial ownership of Advanced Telecom Services Inc. consists of 10,000,000 common shares owned directly.

(4)
The beneficial ownership of John Chapman consists of 3,900,940 common shares, which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 6, 2009. The options assigned to Mr. Chapman are held by CHAPMAN CFO Resources Inc. in which Mr. Chapman is the controlling shareholder.

(5)
The beneficial ownership of Steven Houck consists of 510,000 common shares, which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 6, 2009.

(6)
The beneficial ownership of Donald Gibbs consists of 510,000 common shares, which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 6, 2009.

The following table sets forth the only persons who, to the knowledge of the directors and officers of the Company, beneficially own, directly or indirectly, or exercise control or direction over outstanding shares carrying more than ten percent (10%) of the votes attached to the Common Shares, the approximate number of Common Shares so owned, controlled or directed by each such person, and the percentage of voting Common Shares represented by the number of shares so owned, controlled or directed.  The share numbers and percentages in the table are based on the 115,460,867 Common Shares outstanding as of August 6, 2009 and do not include shares subject to stock options or warrants.

Name of Shareholder	Class of Share	Amount	% of Voting Shares
Michael Cowpland (1)	Common	51,357,468	44.5%
Marlen Cowpland (2)	Common	13,010,030	11.3%
James Stechyson	Common	10,450,000	9.1%
Advanced Telecom Services	Common	10,000,000	8.7%

(1) Dr. Cowpland disclaims beneficial ownership of all shares held by his wife, and the company controlled by his wife.

(2) Shares shown in the table are held by Marlen Cowpland directly or indirectly through a holding company controlled by her.

* * * * *

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

The contents of this Management Proxy Circular and its sending to shareholders of the Company have been approved by the directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Michael Cowpland
President and Chief Executive Officer
Dated: August 21, 2009